UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2023

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On March 20, 2023, AAR CORP. (the “Company”) issued a press release announcing the acquisition of Trax USA Corp., a provider of aircraft MRO and fleet management software (“Trax”). A copy of the press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On March 20, 2023, the Company acquired Trax for a purchase price of $120 million in cash, plus up to a $20 million earn-out payment based on specified adjusted revenues in calendar year 2023 and 2024.

Disclosure Regarding Forward-Looking Statements

Certain statements contained herein are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management’s expectations relating to future business opportunities and expected contributions of the Trax business to the Company’s future financial results. These forward-looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors. For a discussion of these and other risks and uncertainties, refer to our most recent Annual Report on Form 10-K, Part I, “Item 1A, Risk Factors” and our subsequent Quarterly Reports on Form 10-Q. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The risks described in these reports are not the only risks the Company faces, as additional risks and uncertainties are not currently known or foreseeable or impossible to predict accurately or risks that are beyond the Company’s control or deemed immaterial may materially adversely affect our business, financial condition or results of operations in future periods. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by AAR CORP. on March 20, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2023

AAR CORP.

By:
/s/ Jessica A. Garascia
Jessica A. Garascia
Vice President, General Counsel,
Chief Administrative Officer and Secretary